SCHEDULE 14A INFORMATION

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                    The Securities Exchange Act Of 1934

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Check the appropriate box:
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                         ICN Pharmaceuticals, Inc.
          --------------------------------------------------------
              (Name of Registrant as Specified in its Charter)

                                    N/A
          --------------------------------------------------------
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     (1) Amount Previously Paid:
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


Following is the text of the presentation used by ICN Pharmaceuticals, Inc. at the CIBC World Markets Annual Biotechnology & Specialty Pharmaceuticals Conference on May 2, 2002:


ICN PHARMACEUTICALS, INC.


CIBC World Markets
Annual Biotechnology & Specialty
Pharmaceuticals Conference
May 1-2, 2002

FORWARD LOOKING STATEMENTS
------------------------------------------------------------------------------
THE SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION
REFORM ACT OF 1995:

o Except for the historical information herein, the matters discussed in this presentation include forward-looking statements that may involve a number of risks and uncertainties, including but not limited to, projections of future sales, operating income, returns on invested assets, obtaining and maintaining regulatory approval processes, market acceptance of, and continuing demand for ICN pharmaceuticals' products and other risks detailed from time to time in the Company's Securities and Exchange Commission filings

ICN PHARMACEUTICALS - COMPANY OVERVIEW
------------------------------------------------------------------------------

2001 Revenues:  US$858 million

        REVENUE MIX [PIE CHART OMITTED]

o 42% Specialty Pharmaceuticals Americas
o 16% Ribapharm
o 42% Specialty Pharmaceuticals International

Source:  ICN Pharmaceuticals, Inc.

ICN PHARMACEUTICALS - COMPANY OVERVIEW
------------------------------------------------------------------------------

2001 EBITDA:  US$265 million

        EBITDA MIX [PIE CHART OMITTED]

o 40% Specialty Pharmaceuticals Americas
o 17% Specialty Pharmaceuticals International
o 43% Ribapharm

Source:  ICN Pharmaceuticals, Inc.

INVESTMENT HIGHLIGHTS
------------------------------------------------------------------------------

o Ribapharm - Ribavirin is one of the largest biotechnology drugs in the world

   -  part of the leading therapy for Hepatitis C
   -  large un-treated patient population
   -  Pipeline of second generation Ribavirin analogues

o  High margin specialty business in Americas

   -  Record of historical growth in Latin America since 1970
   -  Consistent new product flow in pharmaceuticals
   -  New growth platform in vast cosmetic dermatology market

o  One of the largest specialty pharmaceutical businesses in Europe

   -  57% of international revenues from Western Europe
   -  New product pepeline

o  $2.4 billion market capitalization, $265 million in 2001 EBITDA

o  Restructuring plan being implemented to unlock significant equity value

CONSOLIDATED REVENUES - CONTINUED OPERATIONS (1)
------------------------------------------------------------------------------

1995 - 2001 CAGR: +21% [BAR GRAPH OMITTED]

1995    $273mm
1996    $347mm
1997    $527mm
1998    $696mm
1999    $747mm
2000    $800mm
2001    $858mm

Note:
(1) Exludes ICN Yugoslavia

FINANCIAL POSITION
------------------------------------------------------------------------------

SELECTED BALANCE SHEET DATA

                                   DECEMBER 31,            DECEMBER 31,
(US$mm)                               2000                    2001
-------------------------------------------------------------------------

Cash                                  155.6                   327.6

Total Assets                        1,477.1                 1,769.2

Senior Debt                           496.9                   191.2

Convertible Debt                          -                   525.0

Total Debt                            510.8                   737.8

Total Stockholders Equity             757.2                   802.9
-------------------------------------------------------------------------

CREDIT STATISTICS

                                      2000                    2001
-------------------------------------------------------------------------

Total Debt/EBITDA                     1.86x                   2.78x

EBITDA/Interest                       4.56x                   4.73x

Total Debt/Total Book Cap.
-------------------------------------------------------------------------

RESTRUCTURING OVERVIEW
------------------------------------------------------------------------------

RESTRUCTURING OVERVIEW
------------------------------------------------------------------------------

o  Initiatives to unlock significant shareholder value

                        Biotechnology           Ribapharm

                                                o  IPO Completed

                                                   -  listed on NYSE
                                                      4/12/02

                                                   -  closed 4/17/02

                                                   -  tax-free
                                                      spin-off in 2002

                          Specialty
ICN Pharmaceuticals    Pharmaceuticals          ICN Americas
                          Americas

                          Specialty
                       Pharmaceuticals          ICN International
                           Europe

                                                o  IPO Prospectus filed

RESTRUCTURING STEPS
------------------------------------------------------------------------------

                                                        Tax Free
                                                Distribution & Spin-off
                                                    of Rebapharm

                                        Ribapharm IPO    ICN International IPO

                                    Retire Remaining
                                           Debt

                                Retire Partial Debt

                            Convertible Offering

                        Filed Prospectus for
                          ICN International

                    S-1 Filed for
                     Ribapharm

            Announced                           UNLOCKING EQUITY VALUE
          Restructuring
         Reorganization of
       Business Operations
        Into Three Distinct
           Businesses

SPECIALTY PHARMACEUTICALS
------------------------------------------------------------------------------

SPECIALTY PHARMACEUTICALS REVENUES
------------------------------------------------------------------------------

SPECIALITY PHARMA REVENUES ANNUAL GROWTH 12% [BAR GRAPH OMITTED]

ICN International Annual Growth 6%

2000    $339mm
2001    $359mm

ICN Americas Annual Growth 18%

2000    $307mm
2001    $362mm

2000    $646mm
2001    $721mm

SPECIALTY PHARMACEUTICALS OPERATING INCOME
------------------------------------------------------------------------------

SPECIALTY PHARMA OPERATING INCOME ANNUAL GROWTH 34% [BAR GRAPH OMITTED]

ICN International Annual Growth 107%

2000    $12mm
2001    $25mm

ICN Americas Annual Growth 24%

2000    $92mm
2001    $114mm

2000    $104mm
2001    $138mm

SPECIALTY PHARMACEUTICALS EBITDA
------------------------------------------------------------------------------

SPECIALTY PHARMA EBITDA ANNUAL GROWTH 25% [BAR GRAPH OMITTED]

ICN International Annual Growth 27%

2000    $41mm
2001    $52mm

ICN Americas Annual Growth 24%

2000    $119mm
2001    $148mm

2000    $160mm
2001    $200mm

SPECIALTY PHARMACEUTICALS INTERNATIONAL
------------------------------------------------------------------------------

SPECIALTY PHARMACEUTICALS INTERNATIONAL - OVERVIEW
------------------------------------------------------------------------------

                                           2001 Revenue:  US$359mm
o  466 ethical products                    2001 EBITDA:   US$52mm*

o  266 OTC products                           Export
                                              (AAA)
o  A broad product portfolio with              14%
   increasing focus on:

   -  central nervous system

   -  Anti-infective / anti-virals          [PIE CHART OMITTED]

   -  dermatology

   -  alimentary tract and metabolism

   -  oncology

o  2,100+ sales and marketing staff



*  before corporate allocations

-----------------------------------------------------------------------------




SPECIALTY PHARMACEUTICALS AMERICAS





                                                               MARK TAYLOR
                                                     EVP/GM, NORTH AMERICA

SPECIALTY PHARMACEUTICALS AMERICAS -
OVERVIEW
-----------------------------------------------------------------------------



o  High-margined product portfolio        2001 Revenue:  US$362mm

o  Increasing investment in sales         2001 EBITDA:   US$148mm*
   and marketing

o  Significant expansion in
   dermatology

o  consistent new product flow            [PIE CHART OMITTED]
                                          Latin America         35%
                                          North America         65%


*  before corporate allocations

GEOGRAPHIC SALES
-----------------------------------------------------------------------------



YEAR ENDED DECEMBER 31, 2001 [PIE CHART OMITTED]

Brazil          $6mm
Argentina       $15mm
Mexico          $107mm
Canada          $23mm
United States   $210mm

                $362mm

REVENUE MIX [PIE CHART OMITTED]
-----------------------------------------------------------------------------

Biomedical

2000    $59mm
2001    $60mm

Ethical Pharma

2000    $248mm
2001    $269mm

Photonics

2000    $33mm

2000    $307mm
2001    $362mm

THERAPEUTIC MIX - NORTH AMERICA
-----------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 2001 [PIE CHART OMITTED]
   (Excluding Biomedical)

HRT             8%
Neurology       14%
Dermatology     60%
Other           18%

                $155mm

TOP TEN PRODUCTS - SALES SUMMARY
-----------------------------------------------------------------------------


(Excluding Biomedical)
                                   2000 Sales      2001 Sales        Gross
 Product             Category        (US$ mm)         (US$mm)        Margin
 -------             --------        --------         -------        ------

Efudes          Dermatologic            32.4            41.4            93%

Bedoyecta       Vitamin                 25.5            25.3            71%

Mestinon        Myasthenia Gravis       18.1            24.3            85%

NLite           Dermatologic Laser        na            19.0            64%

Kinerase        Dermatologic            12.6            12.1            86%

GlyQuin         Dermatologic             1.7             9.8            84%

Virazole        Antiviral               11.7             9.8            94%

Oxsoralen       Dermatologic             6.6             9.3            90%

Testred         HRT                      5.2             7.9            93%

CES             HRT                      5.7             5.3            41%
                                   ---------        --------       --------

                                       119.5           164.2            82%

Percentage of Total Revenue             48%             54%

ICN NORTH AMERICA
-----------------------------------------------------------------------------




MARKET LEADERSHIP IN PHYSICIAN SKIN CARE

DEMOGRAPHICS DRIVE DEMAND
-----------------------------------------------------------------------------


o  78 million Americans between 35-54


o  22 million women with household
   income of $56,000


o  Seek non - invasive products that will               [GRAPHIC OMITTED]
   treat and prevent aging with minimal
   downtime


o  Growing importance of AK therapy
   as risk of skin cancer increases

SKIN CARE STRATEGY
-----------------------------------------------------------------------------






DERMATOLOGY     ---  Rx

DERMATOLOGY     ---  Physician
                     Dispensed

DERMATOLOGY     ---  Aesthetic
                     Elective

BROAD SKIN AGING PORTFOLIO
-----------------------------------------------------------------------------


[GRAPHIC OMITTED]

EMERGING SPECIALIZATION IN PHOTOAGING
-----------------------------------------------------------------------------


[GRAPHIC OMITTED]

Pharmaceuticals
Cosmetic Products
Light Therapy

ACTINIC KERATOSES PATIENTS [BAR GRAPH OMITTED]
-----------------------------------------------------------------------------

                 WHEN TREATING ACTINIC KERATOSES (AKS)...

            YOU CAN'T DISGUISE THE MANY BENEFITS OF EFUDEX (C).

DISCOVER SOME OF THE REASONS WHY    o  Demonstrated efficacy with 2- to 4-week
      EFUDEX(R) 5% CREAM IS THE        dosing.(2)
  #1 PRESCRIBED 5-FLUOROURACIL.(1)
                                       -  85% complete lesion response rate
                                          for visible AKs.(2)

                                       -  93% cure rate for superficial basal
                                          cell carcinomas.(2)

                                    o  35 years of proven clinical use.(2)

                                    PLEASE SEE ENCLOSED COMPLETE PRESCRIBING
                                    INFORMATION.

[GRAPHIC OMITTED]

                                    EFUDEX
                                    fluorouracil 5% cream
                                    A standout among the pack.

                             For your patients

                            with dyschromia ...

                                Introducing

                                GLYQUIN(R)

                          (Hydroquinone USP, 4%)

                             [GRAPHIC OMITTED]

           It's no ordinary hydroquinone. It's Glyquintessential!

GLYQUIN TRx MARKET SHARE
-----------------------------------------------------------------------------

52 WEEK TREND

[GRAPHIC OMITTED]


Source:  IMS Health National Prescription Audit Plus

[GRAPHIC OMITTED]

                              Now, additional patients can benefit when you

                                                                   Discover

                                                               the kindness

                                                            of Kinerase(R).


               KINERASE(R)
               Lotion or Cream with 0.1% N6-furfuryladenine

               Trust the kindness of Kinerase(R).

WRINKLE REDUCTION PROCEDURE MARKET
-----------------------------------------------------------------------------

Number of Procedures (000s)


                           1997     1998    1999     2000      2001
                         -------- -------- ------- --------  --------

BOTOX                        65      180     498     1,097     1,600

ABLATIVE RESURFACING         64      283    1,262    1,358     2,399

COLLAGEN                    347      406      475      592     1,099

NONABLATIVE LASER            --       --       --       50       150

                        -------   ------   ------   ------    ------

TOTAL                       476      869    2,235    3,097     5,248
                        =======   ======   ======   ======    ======


Sources:  ASAPS, ICN Estimate

TYPICAL CO 2 SIDE EFFECT - ABLATIVE RESURFACING
-----------------------------------------------------------------------------


[GRAPHIC OMITTED]

NLITE MODE OF ACTION
-----------------------------------------------------------------------------


o  Produces low grade inflammation


o  Release of inflammatory mediators         [GRAPHIC OMITTED]
                                              Laser Light

o  Fibroblast activity stimulated by
   mediators


o  New collagen produced improving
   skin tone.

COSMETIC OUTCOME
-----------------------------------------------------------------------------


[GRAPHIC OMITTED]


                                3 Months Post Treatment

GROWTH DRIVERS
-----------------------------------------------------------------------------

NLITE
Laser Collagen Replenishment

                                o  GROWTH OF NON ABLATIVE
                                   PROCEDURES

                                o  CONTINUED PHYSICIAN ADOPTION FOR
                                   NON-ABLATIVE LASERS

[GRAPHIC OMITTED]               o  COMBINATION THERAPY WITH
                                   BOTULINUM TOXIN FOR WRINKLES DUE
                                   TO COLLAGEN DEFICIENCY

                                o  MULTI APPLICATION SYSTEM

                                   -  FDA approved: wrinkles

                                   -  Current studies: acne scars,
                                      vascular, active acne

                                o  CONSUMER MARKETING

                                   -  Drive patients directly to physicians

"VITAL ELEMENTS"
POST PROCEDURAL SKIN CARE REGIMEN
-----------------------------------------------------------------------------


[GRAPHIC OMITTED]

PHYSICIAN DIRECT
-----------------------------------------------------------------------------


o  DISTRICT OFFICES - AESTHETIC ACCOUNT MANAGEMENT

[] AREAS SERVED
                                                          2000     2001
                                                        (ACTUAL) (ACTUAL)
                                                        -------- --------

                              PROCEDURES PER MONTH         NA      4200
                              STATES SERVED                47       50
                              --------------------      -------- --------

[GRAPHIC OMITTED]             DOCTORS SERVED
                              PLASTIC SURGEONS            687      1,400
                              Dermatologists              518      2,977
                                                          ---      -----
                                                        1,105      4,377
                              OBGYN                        NA      1,055
                              Podiatrists                  NA          0
                                                           --          -
                                                        1,105      1,105
                                                        -----      -----
                              TOTAL                     2,720      5,432

DRIVE PATIENTS TO PHYSICIANS
-----------------------------------------------------------------------------


[GRAPHIC OMITTED]

                          NEW INDICATION PIPELINE
-----------------------------------------------------------------------------


                     DISCOVERY   PRECLINICAL  CLINICAL  SUBMISSION  CLEARANCE
PHOTOTHERAPY
------------

PERIOCULAR WRINKLE

GENERAL WRINKLE
                                [BAR GRAPH OMITTED]
VASCULAR

ACNE SCAR

STRIAE

ACNE

THE VISION
-----------------------------------------------------------------------------


o  Concentrate in the fast growing skin aging market

o  Cross sell Rx, light and cosmetic products.

o Invest in product development, clinical proof and line extensions.

o  Accelerate consumer advertising.

o Licensing, product and corporate acquisition consistent with the growth strategy.

ICN PHARMACEUTICALS, INC.

CIBC World Markets
Annual Biotechnology & Specialty
Pharmaceuticals Conference
May 1-2, 2002